Exhibit 10.7

                                 LOAN AGREEMENT


                           FOR A LOAN IN THE AMOUNT OF


                                 $14,850,000.00


                               MADE BY AND BETWEEN

      TIERRA DEL SOL RESORT (PHASE 2), LTD., A FLORIDA LIMITED PARTNERSHIP
       TDS TOWN HOMES (PHASE 2), LLC, A FLORIDA LIMITED LIABILITY COMPANY
      COSTA BLANCA II REAL ESTATE, LLC, A FLORIDA LIMITED LIABILITY COMPANY
     COSTA BLANCA III REAL ESTATE, LLC, A FLORIDA LIMITED LIABILITY COMPANY
                                       AND
                   TDS CLUBHOUSE, INC., A FLORIDA CORPORATION

                               2462 SAND LAKE ROAD
                             ORLANDO, FLORIDA 32809

                                       AND

                          KEYBANK NATIONAL ASSOCIATION,
                         A NATIONAL BANKING ASSOCIATION
                        200 E. ROBINSON STREET, SUITE 555
                             ORLANDO, FLORIDA 32803




                         Dated as of December 29, 2005

                                TABLE OF CONTENTS
                                -----------------

                                                                            PAGE
                                                                            ----

ARTICLE 1 INCORPORATION OF RECITALS AND EXHIBITS                               1
1.1     Incorporation of Recitals.                                             1
1.2     Incorporation of Exhibits.                                             1

ARTICLE 2 DEFINITIONS                                                          2
2.1     Defined Terms.                                                         2
2.2     Other Definitional Provisions.                                         6

ARTICLE 3 BORROWER'S REPRESENTATIONS AND WARRANTIES                            7
3.1     Representations and Warranties.                                        7
3.2     Survival of Representations and Warranties.                            9

ARTICLE 4 LOAN AND LOAN DOCUMENTS                                              9
4.1     Agreement to Borrow and Lend; Lender's Obligation to Disburse.         9
4.2     Loan Documents.                                                       10
4.3     Term of the Loan.                                                     10
4.4     Prepayments.                                                          10
4.5     Required Principal Payments.                                          10
4.6     Late Charge.                                                          10

ARTICLE 5 INTEREST                                                            11
5.1     Interest Rate.                                                        11
5.2     Interest Rate Agreements.                                             11

ARTICLE 6 COSTS OF MAINTAINING LOAN                                           12
6.1     Capital Adequacy.                                                     12
6.2     Borrower Withholding.                                                 13

ARTICLE 7 LOAN EXPENSE AND ADVANCES                                           13
7.1     Loan and Administration Expenses.                                     13
7.2     Exit Fee.                                                             13
7.3     Lender's Attorneys' Fees and Disbursements.                           14
7.4     Time of Payment of Fees and Expenses.                                 14
7.5     Expenses and Advances Secured by Loan Documents.                      14
7.6     Right of Lender to Make Advances to Cure Borrower's Defaults.         14

ARTICLE 8 REQUIREMENTS PRECEDENT TO THE OPENING OF THE LOAN                   14
8.1     Conditions Precedent.                                                 14

ARTICLE 9 RESERVED                                                            16

ARTICLE 10 OTHER COVENANTS                                                    16
10.1     Borrower further covenants and agrees as follows:                    16

ARTICLE 11 CASUALTIES AND CONDEMNATION                                        20
11.1     Lender's Election to Apply Proceeds on Indebtedness.                 20

                               TABLE OF CONTENTS
                               -----------------
                                    (cont'd)

                                                                            PAGE
                                                                            ----

ARTICLE 12 ASSIGNMENTS BY LENDER AND BORROWER                                 20
12.1     Assignments and Participations.                                      20
12.2     Prohibition of Assignments and Transfers by Borrower.                21
12.3     Prohibition of Transfers in Violation of ERISA.                      21
12.4     Successors and Assigns.                                              21

ARTICLE 13 TIME OF THE ESSENCE                                                21
13.1     Time is of the Essence.                                              21

ARTICLE 14 EVENTS OF DEFAULT                                                  21
14.1     Defaults.                                                            21

ARTICLE 15 LENDER'S REMEDIES IN EVENT OF DEFAULT                              23
15.1     Remedies Conferred Upon Lender.                                      23

ARTICLE 16 GENERAL PROVISIONS                                                 24
16.1     Captions.                                                            24
16.2     Modification; Waiver.                                                24
16.3     Governing Law.                                                       24
16.4     Acquiescence Not to Constitute Waiver of Lender's Requirements.      24
16.5     Disclaimer by Lender.                                                24
16.6     Partial Invalidity; Severability.                                    24
16.7     Definitions Include Amendments.                                      25
16.8     Execution in Counterparts.                                           25
16.9     Entire Agreement.                                                    25
16.10     Waiver of Damages.                                                  25
16.11     Claims Against Lender.                                              25
16.12     Jurisdiction.                                                       26
16.13     Set-Offs.                                                           26

ARTICLE 17 NOTICES                                                            27

ARTICLE 18 WAIVER OF JURY TRIAL                                               28

                           EXHIBITS TO LOAN AGREEMENT
                           --------------------------

Exhibit "A"     Legal Description of Land
Exhibit "B"     Permitted Exceptions
Exhibit "C"     Title Requirements
Exhibit "D"     Form of Survey Certification
Exhibit "E"     Insurance Requirements
Exhibit "F"     Budget

                                 LOAN AGREEMENT
                                 --------------

     THIS  LOAN AGREEMENT ("Agreement") is made as of December  29, 2005, by and
                            ---------
between TIERRA DEL SOL RESORT (PHASE 2), LTD., a Florida limited partnership , ("TIERRA DELSOL") TDS TOWN HOMES (PHASE 2), LLC, a Florida limited liability
  --------------
company  ("TDS  Town  Homes  2"),  COSTA  BLANCA  II REAL ESTATE, LLC, a Florida
          ---------------------
limited liability company ("Costa Blanca 2"), COSTA BLANCA III REAL ESTATE, LLC,
                           ----------------
a Florida limited liability company ("Costa Blanca 3"), and TDS CLUBHOUSE, INC.,
                                      --------------
a Florida corporation "(TDS Clubhouse") (TDS Town Homes 2, Costa Blanca 2, Costa
                        -------------
Blanca 3 and TDS Clubhouse hereinafter referred to, jointly and severally, as "Borrower"), and KEYBANK NATIONAL ASSOCIATION, a national banking association,
---------
its successors and assigns ("Lender").
                            --------

                              W I T N E S S E T H:
                              --------------------

                                    RECITALS
                                    --------

     A. TDS Town Homes 2 is the owner in fee simple of land located in the County of Polk, State of Florida, and legally described on EXHIBIT "A-1" attached hereto, and the improvements located thereon (the "TDS Town Homes 2
                                                                ----------------
Land"),  Costa Blanca 2 is the owner in fee simple of land located in the County
----
of Polk, State of Florida, and legally described on EXHIBIT "A-2" attached hereto, and the improvements located thereon (the "Costa Blanca 2 Land"), Costa
                                                    --------------------
Blanca 3 is the owner in fee simple of land located in the County of Polk, State of Florida, and legally described on EXHIBIT "A-3" attached hereto, and the improvements located thereon (the "Costa Blanca 3 Land"), TDS Clubhouse is the
                                     -------------------
owner in fee simple of land located in the County of Polk, State of Florida, and legally described on EXHIBIT "A-4" attached hereto, and the improvements located thereon (the TDS Clubhouse Land") (the TDS Town Homes 2 Land, the Costa Blanca 2
             ------------------
Land, the Costa Blanca 3 Land and the TDS Clubhouse Land hereinafter referred to, collectively, as the "Land"). Each of TDS Town Homes 2, Costa Blanca 2,
                              ----
Costa Blanca 3 and TDS Clubhouse is a wholly-owned subsidiary of Tierra Del Sol.

     B. Borrower has applied to Lender for a loan in the amount of up to FOURTEEN MILLION EIGHT HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($14,850,000.00) (the "Loan" or the "Phase 2 Loan") to provide equity for the
                         ----           ------------
Phase 1 Loan (as hereinafter defined) and Lender is willing to make the Loan on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE 1
                     INCORPORATION OF RECITALS AND EXHIBITS

     1.1 INCORPORATION OF RECITALS.

The foregoing preambles and all other recitals set forth herein are made a part hereof by this reference.

     1.2 INCORPORATION OF EXHIBITS.

     EXHIBITS "A"  through  "F",  to  this  Agreement,  attached  hereto  are
     -----------            ---
incorporated in this Agreement and expressly made a part hereof by this reference.

                                    ARTICLE 2
                                   DEFINITIONS

     2.1 DEFINED TERMS.

     The following terms as used herein shall have the following meanings:

     Adjusted  Daily  LIBOR Rate: An interest rate per annum equal to the sum of
     ---------------------------
(a) the Daily LIBOR Rate plus (b) the LIBOR Rate Margin. The Adjusted Daily LIBOR Rate shall change immediately and contemporaneously with any change in the Daily LIBOR Rate.

     Adjusted  Prime  Rate:  A  rate per annum equal to the sum of (a) the Prime
     ---------------------
Rate Margin and (b) the greater of (i) the Prime Rate or (ii) one percent (1%) in excess of the Federal Funds Effective Rate. Any change in the Adjusted Prime Rate shall be effective immediately from and after such change in the Adjusted Prime Rate.

     Affiliate:  With  respect  to a specified person or entity, any individual,
     ---------
partnership, corporation, limited liability company, trust, unincorporated organization, association or other entity which, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such person or entity, including, without limitation, any general or limited partnership in which such person or entity is a partner.

     Agreement: This Loan Agreement.
     ---------

     Applicable Rate: As such term is defined in Section 5.1(a).
     ---------------

     Appraisal:  An  MAI  certified  appraisal  of  the  Project  performed  in
     ---------
accordance with FIRREA and Lender's appraisal requirements by an appraiser selected and retained by Lender.

     Assignment  of Rents: An assignment of leases and rents made by Borrower in
     --------------------
favor of Lender assigning all leases, subleases and other agreements relating to the use and occupancy of all or any portion of the Project, and all present and future leases, rents, issues and profits therefrom.

     Bankruptcy  Code:  Title 11 of the United States Code entitled "Bankruptcy"
     ----------------
as now or hereafter in effect, or any successor thereto or any other present or future bankruptcy or insolvency statute.

     Business  Day:  A  day  of  the  year  on  which  banks are not required or
     -------------
authorized to close in Cleveland, Ohio.

     Condominium  Units: Any dwelling unit to be constructed within the Phase II
     ------------------
Project to be submitted to the condominium form of ownership.

     Control:  As  such  term  is  used  with  respect  to any person or entity,
     -------
including the correlative meanings of the terms "controlled by" and "under common control with", shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.

     Daily  LIBOR  Rate:  The  rate  per  annum calculated by the Lender in good
     ------------------
faith, which Lender determines with reference to the rate per annum (rounded upwards to the next higher whole multiple of 1/16th if such rate is not such a multiple) at which deposits in United States dollars are offered by prime banks in the London interbank Eurodollar market two LIBOR Business days prior to the day on which such rate is calculated by the Lender in an amount comparable to the amount of such advance and with a maturity equal to the LIBOR Interest Period.

     Default or default: Any event, circumstance or condition, which, if it were
     ------------------
to continue uncured, would, with notice or lapse of time or both, constitute an Event of Default hereunder.

     Default  Rate:  A  rate  per  annum  equal  to the greater of: (i) eighteen
     -------------
percentage points (18%) per annum; or (ii) three percentage points (300 basis points) in excess of the Applicable Rate, but shall not at any time exceed the highest rate permitted by law..

     Environmental  Indemnity:  An environmental indemnity from the Borrower and
     ------------------------
Guarantors, jointly and severally, indemnifying Lender with regard to all matters related to Hazardous Material and other environmental matters.

     Environmental  Proceedings:  Any  environmental  proceedings, whether civil
     --------------------------
(including actions by private parties), criminal, or administrative proceedings, relating to the Project.

     Environmental  Report:  An  environmental report (a "Phase 1" environmental
     ---------------------
assessment) prepared at Borrower's expense by a qualified environmental consultant approved by Lender, dated not more than six (6) months prior to the Loan Opening Date and addressed to Lender (or subject to separate letter agreement permitting Lender to rely on such environmental report).

     ERISA: The Employee Retirement Income Security Act of 1974, as amended, and
     -----
the regulations promulgated thereunder from time to time.

     Event of Default: As such term is defined in Article 14.
     ----------------                             ----------

     Exit Fee: As such term is defined in Section 7.3.
     --------                             -----------

     Federal  Funds  Effective Rate: Shall mean, for any day, the rate per annum
     ------------------------------
(rounded upward to the nearest on one-hundredth of one percent (1/100 of 1%)) announced by the Federal Reserve Bank of Cleveland on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate."

     FIRREA:  The Financial Institutions Reform, Recovery And Enforcement Act of
     ------
1989, as amended from time to time.

     Governmental Authority: Any federal, state, county or municipal government,
     ----------------------
or political subdivision thereof, any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality, or public body, or any court, administrative tribunal, or public utility.

     Guarantor:  Malcolm J. Wright and American Leisure Holdings, Inc., a Nevada
     ---------
corporation.

     Hazardous  Material:  Means  and  includes  gasoline,  petroleum,  asbestos
     -------------------
containing materials, explosives, radioactive materials or any hazardous or toxic material, substance or waste which is defined by those or similar terms or is regulated as such under any Law of any Governmental Authority having jurisdiction over the Project or any portion thereof or its use, including: (i) any "hazardous substance" defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.A. Sec.

9601(14) as may be amended from time to time, or any so-called "superfund" or "superlien" Law, including the judicial interpretation thereof; (ii) any "pollutant or contaminant" as defined in 42 U.S.C.A. Sec. 9601(33); (iii) any material now defined as "hazardous waste" pursuant to 40 C.F.R. Part 260; (iv) any petroleum, including crude oil or any fraction thereof; (v) natural gas, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel;
(vi)  any  "hazardous  chemical" as defined pursuant to 29 C.F.R. Part 1910; and
(vii) any other toxic substance or contaminant that is subject to any other Law or other past or present requirement of any Governmental Authority. Any reference above to a Law, includes the same as it may be amended from time to time, including the judicial interpretation thereof.

     Improvements: Any existing improvements on the Land and any improvements to be constructed on the Land by Borrower.

     Interest Rate Agreement: An Interest Rate Protection Product purchased by Borrower from Lender, if applicable.

     Interest Rate Protection Product: An interest rate hedging product, such as a cap or swap or such other interest rate protection product.

     Internal Revenue Code: The Internal Revenue Code of 1986, as amended from time to time.

     Land: As such term is defined in Recital A.
     ----

     Laws:  Collectively,  all  federal,  state and local laws, statutes, codes,
     ----
ordinances, orders, rules and regulations, including judicial opinions or precedential authority in the applicable jurisdiction.

     Late Charge: As such term is defined in Section 4.6.
     -----------

     Leases:  The  collective  reference  to all leases, subleases and occupancy
     ------
agreements affecting the Project or any part thereof now existing or hereafter executed and all amendments, modifications or supplements thereto approved in writing by Lender.

     Lender:  As  defined  in  the  opening  paragraph  of  this  Agreement, and
     ------
including any successor holder of the Loan from time to time.

     LIBOR  Business  Day:  A Business Day on which dealings in U.S. dollars are
     --------------------
carried on in the London Interbank Market.

     LIBOR  Rate:  The  rate  per  annum calculated by the Lender in good faith,
     -----------
which Lender determines with reference to the rate per annum (rounded upwards to the next higher whole multiple of 1/16th if such rate is not such a multiple) at which deposits in United States dollars are offered by prime banks in the London interbank Eurodollar market two LIBOR Business days prior to the day on which such rate is calculated by the Lender in an amount comparable to the amount of such advance and with a maturity equal to the LIBOR Interest Period.

     LIBOR Rate Interest Period: With respect to each amount bearing interest at
     --------------------------
a LIBOR based rate, a period of one LIBOR Business day, commencing on the date a disbursement of Loan proceeds is made, continued, or converted.

     LIBOR  Rate  Margin:  Three  and  one-tenth  percent (310 basis points) per
     -------------------
annum.

     Loan: As defined in Recital B.
     ----                ----------

     Loan  Amount: The maximum amount of the Loan as set forth in Section 4.1(a)
     ------------                                                 --------------
as reduced by principal payments made from time to time.

     Loan Commitment: That certain Commitment Letter dated December 1, 2005, and
     ---------------
executed by Borrower and Lender.

     Loan  Documents:  The collective reference to this Agreement, the documents
     ---------------
and instruments listed in Section 4.2, and all the other documents and instruments entered into from time to time, evidencing or securing the Loan or any obligation of payment thereof or performance of Borrower's or Guarantor's obligations in connection with the transaction contemplated hereunder and any Interest Rate Agreement, each as amended.

     Loan  Opening  Date:  The date of the first disbursement of proceeds of the
     -------------------
Loan.

     Material  Adverse  Change  or  material  adverse  change:  If,  in Lender's
     --------------------------------------------------------
reasonable discretion, the business prospects, operations or financial condition of a person, entity or property has changed in a manner which could impair the value of Lender's security for the Loan, prevent timely repayment of the Loan or otherwise prevent the applicable person or entity from timely performing any of its material obligations under the Loan Documents.

     Maturity Date: June  30, 2007.
     -------------      -----

     Mortgage: The mortgage, assignment of rents, security agreement and fixture
     --------
filing, executed by Borrower for the benefit of Lender securing this Agreement, the Note, and all obligations of Borrower in connection with the Loan, granting a first priority lien on Borrower's fee interest in the Project, subject only to the Permitted Exceptions.

     Note:  A  promissory  note,  in  the  Loan Amount, executed by Borrower and
     ----
payable to the order of Lender, evidencing the Loan.

     Opening  of  the  Loan or Loan Opening: The date that the Loan proceeds are
     --------------------------------------
first disbursed to Borrower.

     Payment  Guaranty:  A  guaranty  of  payment executed by each Guarantor and
     -----------------
pursuant to which the Guarantors jointly and severally guarantee payment of principal, interest and other amounts due under the Loan Documents.

     Permitted  Exceptions:  Those  matters  listed  on  Schedule B to the Title
     ---------------------
Policy to which title to the Project may be subject at the Loan Opening (as set forth on EXHIBIT "B", attached hereto) and thereafter such other title exceptions as Lender may reasonably approve in writing.

     Phase  1 Loan: The $40,000,000.00 revolving credit loan from Lender to: (i)
     -------------
Tierra  Del  Sol  (Phase  1), Ltd., a Florida limited partnership, (ii) TDS Town
Homes, LLC, a Florida limited liability company, (iii) Costa Blanca I Real Estate, LLC., a Florida limited liability company, and (iv) TDS Amenities, Inc., a Florida corporation (the "Phase 1 Borrowers"), provided simultaneously with this Loan to finance the Phase 1 Project.

     Phase 2 Loan: As such term is defined in Recital "B".
     ------------

     Phase  1  Loan Agreement: That certain Construction Loan Agreement dated of
     ------------------------
even date herewith entered into by and among Lender and the Phase 1 Borrowers (which Phase 1 Loan Agreement includes the Addendum thereto).

     Phase 1 Project: The "Project" as defined and described in the Phase 1 Loan
     ---------------
Agreement.

     Phase  2  Project:  The collective reference to (i) the Land, together with
     -----------------
all  buildings,  structures  and  improvements located or to be located thereon,
(ii) all rights, privileges, easements and hereditaments relating or appertaining thereto, and (iii) all personal property, fixtures and equipment required or beneficial for the operation thereof.

     Prime  Rate:  That interest rate established from time to time by Lender as
     -----------
Lender's Prime Rate, whether or not such rate is publicly announced; the Prime Rate may not be the lowest interest rate charged by Lender for commercial or other extensions of credit.

     Prime Rate Margin: 0 percent (0 basis points) per annum.
     -----------------

     State: The state in which the Land is located.
     -----

     Title  Insurer:  First American Title Insurance Company or such other title
     --------------
insurance company licensed in the State as may be approved in writing by Lender.

     Title Policy: An ALTA Mortgagee's Loan Title Insurance Policy with extended
     ------------
coverage  issued  by  the  Title  Insurer insuring the lien of the Mortgage as a valid first, prior and paramount lien upon the Project and all appurtenant easements, and subject to no other exceptions other than the Permitted
Exceptions  and  otherwise  satisfying  the  requirements of EXHIBIT"C" attached
hereto and made a part hereof.                               ---------

     Townhouse  Units:  Dwelling units to be located within the Phase II Project
     ---------------
to be constructed on a lot not submitted to the condominium ownership.

     Transfer:  Any sale, transfer, lease (other than a Lease approved by Lender
     --------
and contracts of sale of the Townhouse Units and Condominium Units), conveyance (other than conveyances approved by Lender), alienation, pledge, assignment, mortgage, encumbrance hypothecation or other disposition of: (a) all or any portion of the Project or any portion of any other security for the Loan; (b) all or any portion of the Borrower's right, title and interest (legal or equitable) in and to the Project or any portion of any other security for the Loan; or (c) any interest (other than warrants for a 2% partnership interest and a pledge of partnership interest (but not a transfer pursuant to such pledge) in Tierra del Sol Resort (Phase 1), Ltd, issued to Stanford International Bank, Ltd.) in Borrower or any interest in any entity which directly or indirectly holds an interest in, or directly or indirectly controls, Borrower (other than any minority ownership interest in American Leisure Holdings, Inc.).

     Units: Units are the Townhouse Units and Condominium Units within the Phase
     -----
II Project.

     2.2 OTHER DEFINITIONAL PROVISIONS.

     All terms defined in this Agreement shall have the same meanings when used in the Note, Mortgage, any other Loan Documents, or any certificate or other document made or delivered pursuant hereto. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement.

                                    ARTICLE 3
                    BORROWER'S REPRESENTATIONS AND WARRANTIES

     3.1 REPRESENTATIONS AND WARRANTIES.

     To induce Lender to execute this Agreement and perform its obligations hereunder, Borrower hereby represents and warrants to Lender as follows:

          (a) Borrower has good and marketable fee simple title to the Project, subject only to the Permitted Exceptions.

          (b) Except as previously disclosed to Lender in writing, no litigation or proceedings are pending, or to the best of Borrower's knowledge threatened, against Borrower or any Guarantor, which could, if adversely determined, cause a Material Adverse Change with respect to Borrower, any Guarantor, or the Project. There are no pending Environmental Proceedings and Borrower has no knowledge of any threatened Environmental Proceedings or any facts or circumstances which may give rise to any future Environmental Proceedings.

          (c) Borrower is a duly organized and validly existing limited liability company or corporation and has full power and authority to execute, deliver and perform all Loan Documents to which Borrower is a party, and such execution, delivery and performance have been duly authorized by all requisite action on the part of Borrower.

          (d) No consent, approval or authorization of or declaration, registration or filing with any Governmental Authority or nongovernmental person or entity, including any creditor, partner, or member of Borrower or any Guarantor, is required in connection with the execution, delivery and performance of this Agreement or any of the Loan Documents other than the recordation of the Mortgage, Assignment of Leases and Rents and the filing of UCC-1 Financing Statements, except for such consents, approvals or authorizations of or declarations or filings with any Governmental Authority or non-governmental person or entity where the failure to so obtain would not have an adverse effect on Borrower or such Guarantor or which have been obtained as of any date on which this representation is made or remade.

          (e) The execution, delivery and performance of this Agreement, the execution and payment of the Note and the granting of the Mortgage and other security interests under the other Loan Documents have not constituted and will not constitute, upon the giving of notice or lapse of time or both, a breach or default under any other agreement to which Borrower or Guarantor is a party or may be bound or affected, or a violation of any law or court order which may affect the Project, any part thereof, any interest therein, or the use thereof.

          (f) There is no default under this Agreement or the other Loan Documents, nor any condition, which, after notice or the passage of time or both, would constitute a default or an Event of Default under said documents.

          (g) No condemnation of any portion of the Project, (ii) no condemnation or relocation of any roadways abutting the Project, and (iii) no proceeding to deny access to the Project from any point or planned point of access to the Project, has commenced or, to the best of Borrower's knowledge, is contemplated by any Governmental Authority.

          (h) The proposed use of the Project will not violate (i) any Laws (including subdivision, zoning, building, environmental protection and wetland protection Laws), or (ii) any building permits, restrictions of record, or agreements affecting the Project or any part thereof. Neither the zoning authorizations, approvals or variances nor any other right to construction or to use the Project is to any extent dependent upon or related to any real estate other than the Land.

          (i) No brokerage fees or commissions are payable by or to any person in connection with this Agreement or the Loan to be disbursed hereunder.

          (j) All financial statements and other information previously furnished by Borrower or any Guarantor to Lender in connection with the Loan are true, complete and correct and fairly present the financial conditions of the subjects thereof as of the respective dates thereof and do not fail to state any material fact necessary to make such statements or information not misleading, and no Material Adverse Change with respect to Borrower or any Guarantor has occurred since the respective dates of such statements and information. Neither Borrower nor any Guarantor has any material liability, contingent or otherwise, not disclosed in such financial statements.

          (k) (i) Except for materials used in the ordinary course of construction, maintenance and operation of the Project, such as petroleum products (which must be used in compliance with all applicable laws, rules and regulations), the Project is free of all Hazardous Material and is in compliance with all applicable Laws except as disclosed in the Environmental Report; (ii) except as disclosed in the Environmental Report, neither Borrower nor, to the best knowledge of Borrower, any other person or entity, has ever caused or permitted any Hazardous Material to be placed, held, located or disposed of on, under, at or in a manner to affect the Project, or any part thereof, and the Project has never been used (whether by Borrower or, to the best knowledge of Borrower, by any other person or entity) for any activities involving, directly or indirectly, the use, generation, treatment, storage, transportation, or disposal of any Hazardous Material; (iii) except as disclosed in environmental reports furnished to Lender, neither the Project nor Borrower is subject to any existing, pending, or, to the best of Borrower's knowledge, threatened investigation or inquiry by any Governmental Authority, and the Project is not subject to any remedial obligations under any applicable Laws pertaining to health or the environment; and (iv) there are no underground tanks, vessels, or similar facilities for the storage, containment or accumulation of Hazardous Materials of any sort on, under or affecting the Project, except for such tanks and related facilities used in connection with the marina operating on the Property, which must be operated and maintained in compliance of all applicable laws, rules and regulations.

          (l) The Project, or each parcel comprising the Project, is or will be taxed separately without regard to any other property and for all purposes the Project may be mortgaged, conveyed and otherwise dealt with as an independent parcel.

          (m) Borrower and its agents have not entered into any Leases, subleases or other arrangements for occupancy of space within the Project, other than disclosed to Lender.

          (n) The Loan is not being made for the purpose of purchasing or carrying "margin stock" within the meaning of Regulation G, T, U or X issued by the Board of Governors of the Federal Reserve System, and Borrower agrees to execute all instruments necessary to comply with all the requirements of Regulation U of the Federal Reserve System.

          (o) Borrower is not a party in interest to any plan defined or regulated under ERISA, and the assets of Borrower are not "plan assets" of any employee benefit plan covered by ERISA or Section 4975 of the Internal Revenue Code.

          (p) Borrower is not a "foreign person" within the meaning of Section 1445 or 7701 of the Internal Revenue Code.

          (q) Other than "Sonesta Resorts at Tierra del Sol", Borrower uses no trade name other than its actual name set forth herein. The principal place of business of Borrower is in the State of Florida.

          (r) Borrower's place of formation or organization is the State of Florida.

          (s) All statements set forth in the Recitals are true and correct.

          (t) Neither Borrower nor any Guarantor is (or will be) a person with whom Lender is restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury of the United States of America (including, those Persons named on OFAC's Specially Designated and Blocked Persons list) or under any statute, executive order (including, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and shall not engage in any dealings or transactions or otherwise be associated with such persons. In addition, Borrower hereby agrees to provide to the Lender with any additional information that the Lender deems necessary from time to time in order to ensure compliance with all applicable Laws concerning money laundering and similar activities.

     3.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

     Borrower agrees that all of the representations and warranties set forth in
Section 3.1 and elsewhere in this Agreement are true as of the date hereof, will
----------
be true at the Loan Opening and, except for matters which have been disclosed by Borrower and approved by Lender in writing, at all times thereafter. Each request for a disbursement under the Loan Documents shall constitute a reaffirmation of such representations and warranties, as deemed modified in accordance with the disclosures made and approved as aforesaid, as of the date of such request. It shall be a condition precedent to the Loan Opening and each subsequent disbursement that each of said representations and warranties is true and correct as of the date of such requested disbursement. Each disbursement of Loan proceeds shall be deemed to be a reaffirmation by Borrower that each of the representations and warranties is true and correct as of the date of such disbursement, as deemed modified in accordance with disclosures made and approved as aforesaid. In addition, at Lender's request, Borrower shall reaffirm such representations and warranties in writing prior to each disbursement hereunder.

                                    ARTICLE 4
                             LOAN AND LOAN DOCUMENTS

     4.1 AGREEMENT TO BORROW AND LEND; LENDER'S OBLIGATION TO DISBURSE.

     Subject to the terms, provisions and conditions of this Agreement and the other Loan Documents, Borrower agrees to borrow from Lender and Lender agrees to lend to Borrower the Loan, for the purposes and subject to all of the terms, provisions and conditions contained in this Agreement.

          (a) The principal amount of the Loan shall not exceed FOURTEEN MILLION EIGHT HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($14,850,000.00).

          (b) At Closing, Lender shall disburse the Loan proceeds to or on behalf of Borrower subject to the amounts shown on the Budget for the Loan attached hereto as EXHIBIT "F".
                        -----------

          (c) To the extent that Lender may have acquiesced in noncompliance with any requirements precedent to the Opening of the Loan or precedent to any subsequent disbursement of Loan proceeds (if any), such acquiescence shall not constitute a waiver by Lender, and Lender may at any time after such acquiescence require Borrower to comply with all such requirements.

     4.2 LOAN DOCUMENTS.

     Borrower agrees that it will, on or before the Loan Opening Date, execute and deliver or cause to be executed and delivered to Lender the following documents in form and substance acceptable to Lender:

     (a)  The Note.

     (b)  The Mortgage.

     (c)  The Assignment of Rents.

     (d)  The Payment Guaranty.

     (e)  The Environmental Indemnity.

     (f) A Subordination, Nondisturbance and Attornment Agreement between Lender and each of the tenants under any leases(s), if applicable.

     (g) Such UCC financing statements as Lender determines are advisable or necessary to perfect or notify third parties of the security interests intended to be created by the Loan Documents.

     (h) Such other documents, instruments or certificates as Lender and its counsel may reasonably require, including such documents as Lender in its sole discretion deems necessary or appropriate to effectuate the terms and conditions of this Agreement and the Loan Documents, and to comply with the laws of the State.

     4.3 TERM OF THE LOAN.

     All principal, interest and other sums due under the Loan Documents shall be due and payable in full on the Maturity Date.

     4.4 PREPAYMENTS.

     Borrower shall have the right to make prepayments of the Loan, in whole or in part, without prepayment penalty. No prepayment of all or part of the Loan shall be permitted unless same is made together with the payment of all interest accrued on the Loan through the date of prepayment and an amount equal to all attorneys' fees and disbursements incurred by Lender as a result of the prepayment.

     4.5 REQUIRED PRINCIPAL PAYMENTS.

     (a)  All principal shall be paid on or before the Maturity Date.

     4.6 LATE CHARGE.

     Any and all amounts due hereunder or under the other Loan Documents which remain unpaid more than five (5) days after the date said amount was due and payable shall incur a fee (the "Late Charge") of the greater of four percent
                                    -----------
(4%) per annum of said amount or twenty-five dollars ($25.00), which payment shall be in addition to all of Lender's other rights and remedies under the Loan Documents, provided that no Late Charge shall apply to the final payment of principal on the Maturity Date.

                                    ARTICLE 5
                                    INTEREST

     5.1 INTEREST RATE.

          (a) The Loan will bear interest at the Applicable Rate, unless the Default Rate is applicable. The Adjusted Daily LIBOR Rate shall be the "Applicable Rate". For each disbursement of proceeds of the Loan, Borrower shall deliver to Lender irrevocable notice (which may be (A) verbal notice provided that Borrower delivers to Lender facsimile confirmation within twenty four (24) hours of such verbal notice or (B) electronic mail notice within twenty four (24) hours of such verbal notice) of the requested amount of such disbursement. Borrower shall pay interest in arrears on the 5th day of every calendar month in the amount of all interest accrued and unpaid. All payments (whether of principal or of interest) shall be deemed credited to Borrower's account only if received by 12:00 noon Orlando time on a Business Day; otherwise, such payment shall be deemed received on the next Business Day.

          (b) Interest at the Applicable Rate (or Default Rate) shall be calculated for the actual number of days elapsed on the basis of a 360-day year, including the first date of the applicable period to, but not including, the date of repayment.

          (c) If the introduction of or any change in any Law, regulation or treaty, or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof, shall make it unlawful for Lender to maintain the Applicable Rate at an Adjusted Daily LIBOR Rate with respect to the Loan or any portion thereof, or to fund the Loan or any portion thereof in Dollars in the London interbank market, then
     (1) Lender shall notify Borrower that Lender is no longer able to maintain the Applicable Rate at an Adjusted Daily LIBOR Rate, and (2) the Applicable Rate for any portion of the Loan for which the Applicable Rate is then an Adjusted Daily LIBOR Rate shall automatically be converted to the Adjusted Prime Rate.

          (d) The Loan shall bear interest at the Default Rate at any time at which an Event of Default shall exist.

     5.2 INTEREST RATE AGREEMENTS.

          (a) Any indebtedness incurred pursuant to an Interest Rate Agreement entered into by Borrower and Lender, if any, shall constitute indebtedness evidenced by the Note and secured by the Mortgage and the other Loan
     Documents to the same extent and effect as if the terms and provisions of such Interest Rate Agreement were set forth herein, whether or not the aggregate of such indebtedness, together with the disbursements made by Lender of the proceeds of the Loan, shall exceed the face amount of the Note.

          (b) Borrower hereby collaterally assigns to Lender for the benefit of Lender any and all Interest Rate Protection Products purchased or to be purchased by Borrower in connection with the Loan, as additional security for the Loan, and agrees to provide Lender with any additional documentation requested by Lender in order to confirm or perfect such security interest during the term of the Loan. If Borrower obtains an Interest Rate Protection Product from a party other than Lender, Borrower shall deliver to Lender such third party's consent to such collateral assignment. No Interest Rate Protection Product purchased from a third party may be secured by an interest in the Project.

          (c) At Borrower's option, Borrower may institute an interest rate hedging program through the purchase of an Interest Rate Protection Product with respect to the Loan. The Interest Rate Protection Product, the portion of the Loan (if less than the entire Loan Amount) to which such Interest Rate Protection Product shall apply, and the financial institution providing the Interest Rate Protection Product, shall be subject to Lender's prior written approval in its sole discretion. Borrower shall afford Lender a right of first opportunity to provide all Interest Rate Protection Products but shall not be required to purchase such Interest Rate Protection Product from Lender.

                                    ARTICLE 6
                            COSTS OF MAINTAINING LOAN

     6.1 CAPITAL ADEQUACY.

          (a) Borrower recognizes that the cost to Lender of maintaining the Loan or any portion thereof may fluctuate and Borrower agrees to pay Lender additional amounts to compensate Lender for any increase in its actual costs incurred in maintaining the Loan or any portion thereof outstanding, or for the reduction of any amounts received or receivable from Borrower as a result of:

               (i) any change after the date hereof in any applicable Law, regulation or treaty, or in the interpretation or administration thereof, or by any domestic or foreign court, (A) changing the basis of taxation of payments under this Agreement to Lender (other than taxes imposed on all or any portion of the overall net income or receipts of Lender), or (B) imposing, modifying or applying any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, credit extended by, or any other acquisition of funds for loans by Lender (which includes the Loan or any applicable portion thereof) (provided, however, that Borrower
                                               --------   -------
          shall not be charged again the Reserve Percentage already accounted for in the definition of the Adjusted Daily LIBOR Rate), or (C) imposing on Lender, or the London Interbank market generally, any other condition affecting the Loan, provided that the result of the foregoing is to increase the cost to Lender of maintaining the Loan or any portion thereof or to reduce the amount of any sum received or receivable from Borrower by Lender under the Loan Documents; or

               (ii) the maintenance by Lender of reserves in accordance with reserve requirements promulgated by the Board of Governors of the Federal Reserve System of the United States with respect to "Eurocurrency Liabilities" of a similar term to that of the applicable portion of the Loan (without duplication for reserves already accounted for in the calculation of a LIBOR Rate pursuant to the terms hereof).

          (b) If the application of any Law, rule, regulation or guideline adopted or arising out of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption after the date hereof of any other Law, rule, regulation or guideline regarding capital adequacy, or any change after the date hereof in any of the foregoing, or in the interpretation or administration thereof by any domestic or foreign Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has the effect of reducing the rate of return on Lender's capital to a level below that which Lender would have achieved but for such application, adoption, change or compliance (taking into consideration the policies of Lender with respect to capital adequacy), then, from time to time Borrower shall pay to Lender such additional amounts as will compensate Lender for such reduction with respect to any portion of the Loan outstanding.

          (c)  Any amount payable by Borrower under subsection (a) or subsection
                                                    -------------     ----------
     (b)  of  this  Section 6.1 shall be paid within five (5) days of receipt by
     --             -----------
     Borrower of a certificate signed by an authorized officer of Lender setting forth the amount due and the basis for the determination of such amount, which statement shall be conclusive and binding upon Borrower, absent manifest error. Failure on the part of Lender to demand payment from Borrower for any such amount attributable to any particular period shall not constitute a waiver of Lender's right to demand payment of such amount for any subsequent or prior period. Lender shall use reasonable efforts to deliver to Borrower prompt notice of any event described in subsection (a)
                                                                  --------------
     or  (b)  above,  of the amount of the reserve and capital adequacy payments
         --
     resulting therefrom and the reasons therefor and of the basis of calculation of such amount; provided, however, that any failure by Lender
                                   --------  -------
     to so notify Borrower shall not affect Borrower's obligation to pay the reserve and capital adequacy payment resulting therefrom.

     6.2 BORROWER WITHHOLDING.

     If by reason of a change in any applicable Laws occurring after the date hereof, Borrower is required by Law to make any deduction or withholding in respect of any taxes (other than taxes imposed on or measured by the net income of Lender or any franchise tax imposed on Lender), duties or other charges from any payment due under the Note to the maximum extent permitted by law, the sum due from Borrower in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, Lender receives and retains a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made.

                                    ARTICLE 7
                            LOAN EXPENSE AND ADVANCES

     7.1 LOAN AND ADMINISTRATION EXPENSES.

     Borrower unconditionally agrees to pay all expenses of the Loan, including all amounts payable pursuant to Sections 7.2 and 7.3 and any and all other fees
                                 ------------     ---
owing to Lender pursuant to the Loan Documents, and also including, without limiting the generality of the foregoing, all recording, filing and registration fees and charges, mortgage or documentary taxes, all insurance premiums, title insurance premiums and other charges of the Title Insurer, printing and photocopying expenses, survey fees and charges, cost of certified copies of instruments, cost of premiums on the Title Policy, charges of the Title Insurer or other escrowee for administering disbursements, all appraisal fees, insurance consultant's fees, environmental consultant's fees and travel related expenses and, if any default or Event of Default occurs hereunder or under any of the Loan Documents or if the Loan or Note or any portion thereof is not paid in full when and as due, all reasonable costs and expenses of Lender (including, without limitation, court costs and counsel's fees and disbursements and fees and costs of paralegals) incurred in attempting to enforce payment of the Loan and expenses of Lender incurred (including court costs and counsel's fees and disbursements and reasonable fees and costs of paralegals) in attempting to realize, while a default or Event of Default exists, on any security or incurred in connection with the sale or disposition (or preparation for sale or disposition) of any security for the Loan. Borrower agrees to pay all brokerage, finder or similar fees or commissions payable in connection with the transactions contemplated hereby and shall indemnify and hold Lender harmless against all claims, liabilities, costs and expenses (including attorneys' fees and expenses) incurred in relation to any claim by broker, finder or similar person.

     7.2 EXIT FEE.

     When Loan is due and payable in full or is prepaid in full (whether at Maturity or at any other time), Borrower will pay to Lender an exit fee equal to four percent (4%) of the maximum Loan amount unless: (a) the Loan is repaid with a construction loan from Lender or an affiliate of Lender containing terms consistent with the Pase 1 Loan Agreement, or (b) Lender declines to grant a construction loan to Borrower.

     7.3 LENDER'S ATTORNEYS' FEES AND DISBURSEMENTS.

     Borrower agrees to pay Lender's reasonable attorney fees and disbursements incurred in connection with this Loan, including (i) the preparation of this Agreement, any intercreditor agreements and the other Loan Documents and the preparation of the closing binders, (ii) the disbursement, syndication, amendment, and administration of the Loan and (iii) the enforcement of the terms of this Agreement and the other Loan Documents.

     7.4 TIME OF PAYMENT OF FEES AND EXPENSES.

     Borrower shall pay all expenses and fees of the Loan incurred as of the Loan Opening on the Loan Opening Date (unless sooner required herein).

     7.5 EXPENSES AND ADVANCES SECURED BY LOAN DOCUMENTS.

     Any  and  all advances or payments made by Lender under this Article 7 from
                                                                  ---------
time  to  time,  and any amounts expended by Lender pursuant to Section 15.1(a),
                                                                --------------
shall, as and when advanced or incurred, constitute additional indebtedness evidenced by the Note and secured by the Mortgage and the other Loan Documents.

     7.6 RIGHT OF LENDER TO MAKE ADVANCES TO CURE BORROWER'S DEFAULTS.

     In the event that Borrower fails to perform any of Borrower's covenants, agreements or obligations contained in this Agreement or any of the other Loan Documents (after the expiration of applicable notice and grace periods, except in the event of an emergency or other exigent circumstances), Lender may (but shall not be required to) perform any of such covenants, agreements and obligations, and any reasonable amounts expended by Lender in so doing and shall constitute additional indebtedness evidenced by the Note and secured by the Mortgage and the other Loan Documents and shall bear interest at the Default Rate.

                                    ARTICLE 8
                REQUIREMENTS PRECEDENT TO THE OPENING OF THE LOAN

     8.1 CONDITIONS PRECEDENT.

     Borrower agrees that Lender's obligation to disburse the proceeds of the Loan is conditioned upon Borrower's delivery, performance and satisfaction of the following conditions precedent in form and substance satisfactory to Lender in its reasonable discretion:

          (a) Equity: Borrower shall provide evidence reasonably satisfactory to
              ------
     the Lender that Borrower's land appreciation equity invested in the Project indicates a loan-to-value ration of not more than fifty percent (50%).

          (b) Title and Other Documents: Borrower shall have furnished to Lender
              -------------------------
     the Title Policy together with legible copies of all title exception documents cited in the Title Policy and all other legal documents affecting the Project or the use thereof;

          (c)  Survey:  Borrower  shall  have  furnished  to Lender an ALTA/ACSM
               ------
     "Class A" Land Title Survey of the Project. Said survey shall be dated no earlier than ninety (90) days prior to the Loan Opening, shall be made (and certified to have been made) as set forth in EXHIBIT"D" attached hereto and made a part hereof. Such survey shall be sufficient to permit issuance of the Title Policy in the form required by this Agreement. Such survey shall include the legal description of the Land;

          (d)  Insurance  Policies:  Borrower shall have furnished to Lender not
               -------------------
     less than ten (10) days prior to the date of this Agreement policies or binders evidencing that insurance coverages are in effect with respect to the Project and Borrower, in accordance with the Insurance Requirements attached hereto as EXHIBIT "E", for which the premiums have been fully
                          ----------
     prepaid with endorsements satisfactory to Lender.

          (e)  No  Litigation:  Borrower  shall  have furnished evidence that no
               --------------
     litigation or proceedings, other than those matters previously disclosed to Lender, shall be pending or threatened which could or might cause a Material Adverse Change with respect to Borrower, any Guarantor, or the Project;

          (f)  Attorney  Opinions:  Borrower  shall  have furnished to Lender an
               ------------------
     opinion from counsel for Borrower and Guarantor covering due authorization, execution and delivery and enforceability of the Loan Documents and also containing such other legal opinions as Lender shall require;

          (g) Appraisal: Lender shall have obtained an Appraisal in an amount at
              ---------
     least equal to $29, 700,000.00 which Appraisal is satisfactory to Lender in all respects;

          (h)  Searches:  Borrower  shall  have  furnished  to  Lender  current
               --------
     bankruptcy, federal tax lien and judgment searches and searches of all Uniform Commercial Code financing statements filed in each place UCC Financing Statements are to be filed hereunder, demonstrating the absence of adverse claims;

          (i)  Financial  Statements:  Borrower  shall  have furnished to Lender
               ---------------------
     current annual financial statements of Borrower, the Guarantors, and such other persons or entities connected with the Loan as Lender may request, each in form and substance and certified by such individual as acceptable to Lender. Borrower and the Guarantors shall provide such other additional financial information Lender reasonably requires;

          (j)  Organizational Documents: Borrower shall have furnished to Lender
               ------------------------
     proof satisfactory to Lender of authority, formation, organization and good standing in the State of its incorporation or formation and, if applicable, qualification as a foreign entity in good standing in the state of its incorporation or formation, of all corporate, partnership, trust and limited liability company entities (including Borrower and each Guarantor) executing any Loan Documents, whether in their own name or on behalf of another entity. Borrower shall also provide certified resolutions in form and content satisfactory to Lender, authorizing execution, delivery and performance of the Loan Documents, and such other documentation as Lender may reasonably require to evidence the authority of the persons executing the Loan Documents;

          (k) No Default: There shall be no uncured Event of Default by Borrower
              ----------
     hereunder nor any event, circumstance or condition which with notice or passage of time or both would be an Event of Default; and

          (l) Additional Documents: Borrower shall have furnished to Lender such
              --------------------
     other materials, documents, papers or requirements regarding the Project, Borrower and any Guarantor or Tenant as Lender shall reasonably request.

                                    ARTICLE 9
                                    RESERVED


                                   ARTICLE 10
                                 OTHER COVENANTS

     10.1 BORROWER FURTHER COVENANTS AND AGREES AS FOLLOWS:

          (a)  Mechanics' Liens and Contest Thereof. Borrower will not suffer or
               ------------------------------------
     permit any mechanics' lien claims to be filed or otherwise asserted against the Project or any funds due to the General Contractor, and will promptly discharge the same in case of the filing of any claims for lien or proceedings for the enforcement thereof, provided, however, that Borrower shall have the right to contest in good faith and with reasonable diligence the validity of any such lien or claim provided that Borrower posts a statutory lien bond which removes such lien from title to the Project within twenty (20) days of written notice by Lender to Borrower of the existence of the lien). Lender will not be required to make any further disbursements of the proceeds of the Loan until any mechanics' lien claims have been removed and Lender may, at its option, restrict disbursements to reserve sufficient sums to pay 150% of the lien.

          (b)  Settlement  of  Mechanics'  Lien  Claims.  If Borrower shall fail
               ----------------------------------------
     promptly either (i) to discharge any such lien, or (ii) post a statutory lien bond in the manner provided in Section 10.1(a) Lender may, at its election (but shall not be required to), procure the release and discharge of any such claim and any judgment or decree thereon and, further, may in its sole discretion effect any settlement or compromise of the same, or may furnish such security or indemnity to the Title Insurer, and any amounts so expended by Lender, including premiums paid or security furnished in connection with the issuance of any surety company bonds, shall be deemed to constitute disbursement of the proceeds of the Loan hereunder. In settling, compromising or discharging any claims for lien, Lender shall not be required to inquire into the validity or amount of any such claim.

          (c)  Renewal  of Insurance. Borrower shall cause insurance policies to
               ---------------------
     be maintained in compliance with EXHIBIT"E" at all times. Borrower shall timely pay all premiums on all insurance policies required hereunder, and as and when additional insurance is reasonably required, from time to time, and as and when any policies of insurance may expire, furnish to Lender, premiums prepaid, additional and renewal insurance policies with companies, coverage and in amounts satisfactory to Lender in accordance with Section 8.1(d).

          (d)  Payment  of  Taxes.  Borrower shall pay all real estate taxes and
               ------------------
     assessments and charges of every kind upon the Project before the same become delinquent, provided, however, that Borrower shall have the right to pay such tax under protest or to otherwise contest any such tax or assessment, but only if (i) such contest has the effect of preventing the collection of such taxes so contested and also of preventing the sale or forfeiture of the Project or any part thereof or any interest therein, (ii) Borrower has notified Lender of Borrower's intent to contest such taxes, and (iii) Borrower has deposited security in form and amount satisfactory to Lender, in its sole discretion, and has increased the amount of such security so deposited promptly after Lender's request therefor. If Borrower fails to commence such contest or, having commenced to contest the same, and having deposited such security required by Lender for its full amount, shall thereafter fail to prosecute such contest in good faith or with due diligence, or, upon adverse conclusion of any such contest, shall fail to pay such tax, assessment or charge, Lender may, at its election (but shall not be required to), pay and discharge any such tax, assessment or charge, and any interest or penalty thereon, and any amounts so expended by Lender shall be deemed to constitute disbursements of the Loan proceeds hereunder (even if the total amount of disbursements would exceed the face amount of the Note). Borrower shall furnish to Lender evidence that taxes are paid at least five (5) days prior to the last date for payment of such taxes and before imposition of any penalty or accrual of interest.

          (e)  Tax  and  Insurance  Escrow  Accounts.  Borrower  shall, upon the
               -------------------------------------
     occurrence of any Event of Default, make insurance and tax escrow deposits, in amounts reasonably determined by Lender from time to time as being needed to pay taxes and insurance premiums when due, in an interest bearing escrow account held by Lender in Lender's name and under its sole dominion and control. All payments deposited in the escrow account, and all interest accruing thereon, are pledged as additional collateral for the Loan. Notwithstanding Lender's holding of the escrow account, nothing herein shall obligate Lender to pay any insurance premiums or real property taxes with respect to any portion of the Project unless the Event of Default has been cured to the satisfaction of Lender. If the Event of Default has been satisfactorily cured, Lender shall make available to Borrower such funds as may be deposited in the escrow account from time to time for Borrower's payment of insurance premiums or real property taxes due with respect to the Project. Upon Lender's request, Borrower shall provide Lender with copies of paid tax and insurance bills.

          (f)  Personal Property. All of Borrower's personal property, fixtures,
               -----------------
     attachments and equipment delivered upon, attached to or used in connection with the Construction or the operation of the Project shall always be located at the Project and shall be kept free and clear of all liens, encumbrances and security interests.

          (g) Leasing Restrictions. Without the prior written consent of Lender,
              --------------------
     Borrower and Borrower's agents shall not enter into any Leases.

          (h)  Defaults  Under  Leases.  Borrower  will not suffer or permit any
               -----------------------
     breach or default to occur in any of Borrower's obligations under any of the Leases nor suffer or permit the same to terminate by reason of any failure of Borrower to meet any requirement of any Lease including those with respect to any time limitation within which any of Borrower's work is to be done or the space is to be available for occupancy by the lessee.

          (i)  Further  Collateral  Assignments.  Borrower  agrees  that  upon
               --------------------------------
     satisfaction of the conditions precedent set forth in Section 15.1(u) of the Phase I Loan Agreement regading payment of sums owing to the General Contractor and the delivery of funds to the Completion Guarantor (each as defined in the Phase I Loan Agreement), Borrower shall cause Phase 1 Borrower to execute and deliver to Lender, in form and substance acceptable to Lender, a collateral assignment of the Net Cash Flow (as defined in the Phase 1 Loan Agreement). Borrower agrees that upon payment in full of the Phase 1 Loan, Borrower shall cause the Phase 1 Borrower to execute and deliver to Lender a collateral assignment of the Collateral Account (as defined in the Phase 1 Loan Agreement).

          (j)  Subject  to satisfaction of the conditions precedent set forth in
     Section 15.1(u) of the Phase I Loan Agreement regarding payment of sums owing to and delivery of funds to the General Contractor (as defined in the Phase I Loan Agreement), upon payment in full of the Phase 1 Loan, if the Phase 2 Loan is not then financed with a construction loan from Lender or otherwise paid-off in full, then 100% of the net sales proceeds from the closing of Units (as defined in the Phase 1 Loan Agreement) will be required to be applied to the outstanding principal balance of the Phase 2 Loan, until the Phase 2 Loan is repaid in full or refinanced with a construction loan from Lender. Notwithstanding the foregoing, but subject to the satisfaction of the conditions precedant set forth in Section 15(u) of the Phase I Loan Agreement regarding payment of sums owing to and delivery of funds to the General Contractor (as defined in the Phase I Loan Agreement) in the event that: (i) the Phase 2 Loan has been repaid in full and (ii) the construction of any amenities which constitute part of the Phase I Project as provided in the Phase I Loan Agreement is not complete and such construction is not to be financed with a loan from a lender other than Lender, then 100% of the net sales proceeds from the closing of Units as defined in the Phase I Loan Agreement (after payment in full of the Phase 1 Loan) will be held in a Lender controlled account to be used to fund the construction of such uncompleted amenities.

          (k)  Lender's Attorneys' Fees for Enforcement of Agreement. In case of
               -----------------------------------------------------
     any default or Event of Default hereunder, Borrower (in addition to Lender's attorneys' fees, if any, to be paid pursuant to Section 7.3) will pay Lender's attorneys' and paralegal fees (including, without limitation, any attorney and paralegal fees and costs incurred in connection with any litigation or bankruptcy or administrative hearing and any appeals therefrom and any post-judgment enforcement action including, without limitation, supplementary proceedings) in connection with the enforcement of this Agreement; without limiting the generality of the foregoing, if at any time or times hereafter Lender employs counsel (whether or not any suit has been or shall be filed and whether or not other legal proceedings have been or shall be instituted) for advice or other representation with respect to the Project, this Agreement, or any of the other Loan Documents, or to protect, collect, lease, sell, take possession of, or liquidate any of the Project, or to attempt to enforce any security interest or lien in any portion of the Project, or to enforce any rights of Lender or Borrower's obligations hereunder, then in any of such events all of the attorneys' fees arising from such services, and any expenses, costs and charges relating thereto (including fees and costs of paralegals), shall constitute an additional liability owing by Borrower to Lender, payable on demand.

          (l) Appraisals. Lender shall have the right to obtain a new or updated
              ----------
     Appraisal of the Project from time to time. Borrower shall cooperate with Lender in this regard. If the Appraisal is obtained to comply with this Agreement or any applicable law or regulatory requirement, or bank policy promulgated to comply therewith, or if an Event of Default exists, Borrower shall pay for any such Appraisal upon Lender's request; provided, however, that Borrower shall not be required to pay for such Appraisals more than one time in any twelve month period.

          (m)  Furnishing  Information.  Borrower  shall  deliver or cause to be
               -----------------------
     delivered to Lender: (i) upon request, annual Federal Income Tax Returns for Borrower and each Guarantor; (ii) not later than ninety (90) days after the end of each fiscal year, annual audited financial statements of Borrower and each Guarantor; (iii) not later than one hundred twenty (120) days after the end of each fiscal year, an audited financial statement for Borrower and Guarantor (as applicable). All such financial statements shall be in a format approved in writing by Lender in Lender's reasonable sole discretion. Each financial statement shall be certified as true, complete and correct by its preparer and by Borrower or, in the case of each of the Guarantors' financial statements, by the Guarantor to whom it relates. Within fifteen (15) days after the end of each calendar quarter, or more frequently upon request therefor, Borrower shall deliver to Lender with respect to Borrower and Guarantor a current rent roll and a summary of all leasing activity then taking place with respect to the Project, particularly describing the status of all pending non-residential lease negotiations, if any. Borrower and the Guarantors shall provide such additional financial information as Lender reasonably requires. Borrower shall during regular business hours permit Lender or any of its agents or representatives to have access to and examine all of its books and records regarding the development and operation of the Project.

          (n) Sign and Publicity. Upon Lender's request, Borrower shall promptly
              ------------------
     erect a sign approved in advance by Lender in a conspicuous location on the Project indicating that the financing for the Project is provided by

     Lender, provided that all such signs must comply with all applicable zoning laws and regulations. Lender reserves the right to publicize the making of the Loan.

          (o)  Lost  Note.  Upon Lender's furnishing to Borrower an affidavit to
               ----------
     such effect, Borrower shall, if the Note is mutilated, destroyed, lost or stolen, deliver to Lender, in substitution therefor, a new note containing the same terms and conditions as the Note.

          (p)  Indemnification.  Borrower shall indemnify Lender, including each
               ---------------
     party owning an interest in the Loan and their respective officers, directors, employees and consultants (each, an "Indemnified Party") and
                                                         -----------------
     defend and hold each Indemnified Party harmless from and against all claims, injury, damage, loss and liability, cost and expense (including attorneys' fees, costs and expenses) of any and every kind to any persons or property by reason of (i) the Construction; (ii) the operation or maintenance of the Project; (iii) any breach of representation or warranty, default or Event of Default under this Agreement or any other Loan Document or Related Document; or (iv) any other matter arising in connection with the Loan, Borrower, Completion Guarantor, Guarantors, or the Project. No Indemnified Party shall be entitled to be indemnified against its own gross negligence or willful misconduct. The foregoing indemnification shall survive repayment of the Loan and shall continue to benefit Lender following any assignment of the Loan with respect to matters arising or accruing prior to such assignment.

          (q)  No Additional Debt. Except for the Loan, Borrower shall not incur
               ------------------
     any indebtedness (whether personal or nonrecourse, secured or unsecured) other than customary trade payables paid within sixty (60) days after they are incurred.

          (r)  Compliance  With  Laws. Borrower shall comply with all applicable
               ----------------------
     requirements (including applicable Laws) of any Governmental Authority having jurisdiction over Borrower or the Project.

          (s)  Organizational  Documents.  Borrower shall not, without the prior
               -------------------------
     written consent of Lender (except as permitted pursuant to the definition of "Transfer", above), permit or suffer (i) a material amendment or modification of its organizational documents, (ii) the admission of any new member, partner or shareholder, or (iii) any dissolution or termination of its existence.

          (t)  Furnishing Reports. Upon Lender's request, Borrower shall provide
               ------------------
     Lender with copies of all inspections, reports, test results and other information received by any Borrower, which in any way relate to the Project or any part thereof.

          (u)  Management  Contracts.  Borrower  shall  not  enter into, modify,
               ---------------------
     amend, terminate or cancel any management contracts for the Project (including but not limited to the Operating Agreement) or agreements with agents or brokers, without the prior written approval of Lender, which approval shall not be unreasonably withheld or delayed.

          (v)  Furnishing  Notices. Borrower shall provide Lender with copies of
               -------------------
     all material notices pertaining to the Project received by Borrower from any Governmental Authority or insurance company within seven (7) days after such notice is received.

          (w) Right of First Refusal. Borrower hereby grants Lender the right of
              ----------------------
     first  refusal  to  provide  the  construction  financing  for the Phase II
     Project.

     10.2 AUTHORIZED REPRESENTATIVE.

     Borrower hereby appoints MALCOLM J. WRIGHT or STEVE PARKER as its Authorized Representative for purposes of dealing with Lender on behalf of Borrower in respect of any and all matters in connection with this Agreement, the other Loan Documents, and the Loan. The Authorized Representative shall have the power, in his discretion, to give and receive all notices, monies, approvals, and other documents and instruments, and to take an other action on behalf of Borrower. All actions by the Authorized Representative shall be final and binding on Borrower. Lender may rely on the authority given to the Authorized Representative until actual receipt by Lender of a duly authorized resolution substituting a different person as the Authorized Representative.



                                   ARTICLE 11
                           CASUALTIES AND CONDEMNATION

     11.1 LENDER'S ELECTION TO APPLY PROCEEDS ON INDEBTEDNESS.

          (a)  Subject  to  the  provisions of Section 11.1(b) below, Lender may
                                               --------------
     elect to collect, retain and apply upon the indebtedness of Borrower under this Agreement or any of the other Loan Documents all proceeds of insurance or condemnation (individually and collectively referred to as "Proceeds") after deduction of all expenses of collection and settlement, including attorneys' and adjusters' fees and charges. Any proceeds remaining after repayment of the indebtedness under the Loan Documents shall be paid by Lender to Borrower.

          (b)  Notwithstanding  anything  in Section 11.1(a) to the contrary, in
                                             --------------
     the event of any casualty to the Improvements or any condemnation of part of the Project, Lender agrees to make available the Proceeds to restoration of the Improvements if (i) no Event of Default exists, (ii) all Proceeds are deposited with Lender, (iii) in Lender's reasonable judgment, the amount of Proceeds available for restoration of the Improvements (together with undisbursed proceeds of the Loan, if any, allocated for the cost of the Construction and any sums or other security acceptable to Lender deposited with Lender by Borrower for such purpose) is sufficient to pay the full and complete costs of such restoration, (iv) no material Leases in effect at the time of such casualty or condemnation are or will be terminated nor rent decreased as a result of such casualty or condemnation,
     (v) in Lender's reasonable determination, the Project can be restored to an architecturally and economically viable project in compliance with applicable Laws, (vi) each Guarantor reaffirms its Guaranty in writing, and
     (vii) in Lender's reasonable determination, such restoration is likely to be completed not later than three months prior to the Maturity Date.

                                   ARTICLE 12
                       ASSIGNMENTS BY LENDER AND BORROWER

     12.1 ASSIGNMENTS AND PARTICIPATIONS.

     Lender may from time to time sell the Loan and the Loan Documents (or any interest therein) and may grant participations in the Loan. Borrower agrees to cooperate with Lender's efforts to do any of the foregoing and to execute all documents reasonably required by Lender in connection therewith which do not materially adversely affect Borrower's rights under the material terms and conditions of the Loan Documents.

     12.2 PROHIBITION OF ASSIGNMENTS AND TRANSFERS BY BORROWER.

     Borrower shall not assign or attempt to assign its rights under this Agreement and any purported assignment shall be void. Without the prior written consent of Lender, in Lender's sole discretion, Borrower shall not suffer or permit (a) any change in the management (whether direct or indirect) of the Project or of Borrower (subject to the exceptions set forth in the definition of "Transfer", above), or (b) any Transfer.

     12.3 PROHIBITION OF TRANSFERS IN VIOLATION OF ERISA.

     In  addition  to the prohibitions set forth in Section 12.2 above, Borrower
                                                    ------------
shall not assign, sell, pledge, encumber, transfer, hypothecate or otherwise dispose of its interest or rights in this Agreement or in the Project, or attempt to do any of the foregoing or suffer any of the foregoing, nor shall any party owning a direct or indirect interest in Borrower assign, sell, pledge, mortgage, encumber, transfer, hypothecate or otherwise dispose of any of its rights or interest (direct or indirect) in Borrower, attempt to do any of the foregoing or suffer any of the foregoing, if such action would cause the Loan, or the exercise of any of Lender's rights in connection therewith, to constitute a prohibited transaction under ERISA or the Internal Revenue Code or otherwise result in Lender being deemed in violation of any applicable provision of ERISA. Borrower agrees to indemnify and hold Lender free and harmless from and against all losses, costs (including attorneys' fees and expenses), taxes, damages (including consequential damages) and expenses Lender may suffer by reason of the investigation, defense and settlement of claims and in obtaining any prohibited transaction exemption under ERISA necessary or desirable in Lender's sole judgment or by reason of a breach of the foregoing prohibitions. The foregoing indemnification shall be a recourse obligation of Borrower and shall survive repayment of the Note, notwithstanding any limitations on recourse contained herein or in any of the Loan Documents.

     12.4 SUCCESSORS AND ASSIGNS.

     Subject to the foregoing restrictions on transfer and assignment contained in this Article 12, this Agreement shall inure to the benefit of and shall be
          -----------
binding on the parties hereto and their respective successors and permitted assigns.

                                   ARTICLE 13
                               TIME OF THE ESSENCE

     13.1 TIME IS OF THE ESSENCE. Borrower agrees that time is of the essence under this Agreement.

                                   ARTICLE 14
                                EVENTS OF DEFAULT

     14.1 DEFAULTS. The occurrence of any one or more of the following shall constitute an "Event of Default" as said term is used herein:

          (a) Failure of Borrower (i) (A) to make any principal payment when due, (B) to pay any interest within ten (10) days after the date when due or (C) to observe or perform any of the other covenants or conditions by Borrower to be performed under the terms of this Agreement or any other Loan Document concerning the payment of money, for a period of ten (10) days after written notice from Lender that the same is due and payable; or
     (ii) for a period of thirty (30) days after written notice from Lender, to observe or perform any non-monetary covenant or condition contained in this

     Agreement or any other Loan Documents; provided that if any such failure concerning a non-monetary covenant or condition is susceptible to cure and cannot reasonably be cured within said thirty (30) day period, then Borrower shall have an additional sixty (60) day period to cure such failure and no Event of Default shall be deemed to exist hereunder so long as (Y) Borrower commences such cure within the initial thirty (30) day period and diligently and in good faith pursues such cure to completion within such resulting ninety (90) day period from the date of Lender's notice, and (Z) the existence of such default will not result in any Tenant having the right to terminate its Lease due to such default; and provided further that if a different notice or grace period is specified under any other subsection of this Article 14 with respect to a particular breach, or
                              ----------
     if another subsection of this Article 14 applies to a particular breach and
                                   ----------
     does not expressly provide for a notice or grace period the specific provision shall control.

          (b) Any Transfer or other disposition in violation of Sections 12.2 or
                                                                ------------
     12.3.
     ----

          (c) Any material default by Borrower, as lessor, under the terms of any Lease following the expiration of any applicable notice and cure period, provided that if the Lease does not provide a notice and cure period, then the notice and cure period provided in (a)(i) above will apply
                                                         ------
     to  any  such  monetary default, and the notice and cure period provided in
     (a)(ii)  will  apply  to  any  such  non-monetary default (which respective
     -------
     periods shall commence upon written notice of default from Lender or the applicable Tenant, whichever occurs first).

          (d) If any warranty, representation, statement, report or certificate made now or hereafter by Borrower, Completion Guarantor or any Guarantor is untrue or incorrect at the time made or delivered, provided that if such breach is reasonably susceptible of cure, then no Event of Default shall exist so long as Borrower cures said breach (i) within the notice and cure period provided in (a)(i) above for a breach that can be cured by the payment of money or (ii) within the notice and cure period provided in
     (a)(ii) above for any other breach.

          (e) Borrower or any Guarantor shall commence a voluntary case concerning Borrower or such Guarantor under the Bankruptcy Code; or an involuntary proceeding is commenced against Borrower or any Guarantor under the Bankruptcy Code and relief is ordered against Borrower or such Guarantor, or the petition is controverted but not dismissed or stayed within sixty (60) days after the commencement of the case, or a custodian (as defined in the Bankruptcy Code) is appointed for or takes charge of all or substantially all of the property of Borrower or any Guarantor; or the Borrower or any Guarantor commences any other proceedings under any reorganization, arrangement, readjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar Law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any Guarantor; or there is commenced against Borrower or any Guarantor any such proceeding which remains undismissed or unstayed for a period of sixty (60) days; or the Borrower or any Guarantor fails to controvert in a timely manner any such case under the Bankruptcy Code or any such proceeding, or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any Guarantor by any act or failure to act indicates its consent to, approval of, or acquiescence in any such case or proceeding or the appointment of any custodian or the like of or for it for any substantial part of its property or suffers any such appointment to continue undischarged or unstayed for a period of sixty (60) days.

          (f) Borrower or any Guarantor shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or trustee or liquidator of all of its property or the major part thereof or if all or a substantial part of the assets of Borrower or any Guarantor are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian or assignee for the benefit of creditors.

          (g) If Borrower is enjoined, restrained or in any way prevented by any court order from constructing or operating the Project.

          (h) One or more final, unappealable judgments are entered (i) against Borrower in amounts aggregating in excess of $100,000 or (ii) against any Guarantor in amounts aggregating in excess of $250,000, and said judgments are not stayed or bonded over within thirty (30) days after entry.

          (i) If Borrower or any Guarantor shall fail to pay any debt owed by it or is in default under any agreement with Lender or any other party (other than a failure or default for which Borrower's maximum liability does not exceed $100,000 and Guarantor's maximum liability does not exceed, $250,000) and such failure or default continues after any applicable grace period specified in the instrument or agreement relating thereto.

          (j) If a Material Adverse Change occurs with respect to Borrower, the Project or any Guarantor.

          (k) The occurrence of any other event or circumstance denominated as an Event of Default in this Agreement or under any of the other Loan Documents and the expiration of any applicable grace or cure periods, if any, specified for such Event of Default herein or therein, as the case may be.

                                   ARTICLE 15
                      LENDER'S REMEDIES IN EVENT OF DEFAULT

     15.1 REMEDIES CONFERRED UPON LENDER.

     Upon the occurrence of any Event of Default, Lender may pursue any one or more of the following remedies concurrently or successively, it being the intent hereof that none of such remedies shall be to the exclusion of any other:

          (a) Take possession of the Project and do anything which is necessary or appropriate in its sole judgment to fulfill the obligations of Borrower under this Agreement and the other Loan Documents, including either the right to avail itself of and procure performance of existing contracts or let any contracts with the same contractors or others;

          (b) Withhold further disbursement of the proceeds of the Loan and/or terminate Lender's obligations to make further disbursements hereunder;

          (c) Declare the Note to be immediately due and payable;

          (d) Use and apply any monies or letters of credit deposited by Borrower with Lender, regardless of the purposes for which the same was deposited, to cure any such default or to apply on account of any indebtedness under this Agreement which is due and owing to Lender; and

          (e) Exercise or pursue any other remedy or cause of action permitted under this Agreement or any other Loan Documents, or conferred upon Lender by operation of Law.

     Notwithstanding the foregoing, upon the occurrence of any Event of Default under Section 14.1(e) with respect to Borrower, all amounts evidenced by the
       ---------------
Note shall automatically become due and payable, without any presentment, demand, protest or notice of any kind to Borrower.

                                   ARTICLE 16
                               GENERAL PROVISIONS

     16.1 CAPTIONS.

     The captions and headings of various Articles, Sections and subsections of this Agreement and Exhibits pertaining hereto are for convenience only and are not to be considered as defining or limiting in any way the scope or intent of the provisions hereof.

     16.2 MODIFICATION; WAIVER.

     No modification, waiver, amendment or discharge of this Agreement or any other Loan Document shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment or discharge is sought.

     16.3 GOVERNING LAW.

     Irrespective of the place of execution and/or delivery, this Agreement shall be governed by, and shall be construed in accordance with, the laws of the State of Florida.

     16.4 ACQUIESCENCE NOT TO CONSTITUTE WAIVER OF LENDER'S REQUIREMENTS.

     Each and every covenant and condition for the benefit of Lender contained in this Agreement may be waived by Lender, provided, however, that to the extent that Lender may have acquiesced in any noncompliance with any construction or nonconstruction conditions precedent to the Opening of the Loan or to any subsequent disbursement of Loan proceeds, such acquiescence shall not be deemed to constitute a waiver by Lender of such requirements with respect to any future disbursements of Loan proceeds.

     16.5 DISCLAIMER BY LENDER.

     This Agreement is made for the sole benefit of Borrower and Lender, and no other person or persons shall have any benefits, rights or remedies under or by reason of this Agreement, or by reason of any actions taken by Lender pursuant to this Agreement. Lender shall not be liable to any contractors, subcontractors, supplier, architect, engineer, tenant or other party for labor or services performed or materials supplied in connection with any construction of the Project. Lender shall not be liable for any debts or claims accruing in favor of any such parties against Borrower or others or against the Project. Lender, by making the Loan or taking any action pursuant to any of the Loan Documents, shall not be deemed a partner or a joint venturer with Borrower or fiduciary of Borrower. No payment of funds directly to a contractor or subcontractor or provider of services shall be deemed to create any third-party beneficiary status or recognition of same by the Lender.

     16.6 PARTIAL INVALIDITY; SEVERABILITY.

     If any of the provisions of this Agreement, or the application thereof to any person, party or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such provision or provisions to persons, parties or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     16.7 DEFINITIONS INCLUDE AMENDMENTS.

     Definitions contained in this Agreement which identify documents, including, but not limited to, the Loan Documents, shall be deemed to include all amendments and supplements to such documents from the date hereof, and all future amendments, modifications, and supplements thereto entered into from time to time to satisfy the requirements of this Agreement or otherwise with the consent of Lender. Reference to this Agreement contained in any of the foregoing documents shall be deemed to include all amendments and supplements to this Agreement.

     16.8 JOINDER/CONSENT OF LENDER.

     The Lender shall, at Borrower's sole cost and expense, join in any dedication or easements for roads, utilities, drainage or ingress and egress; join in any zoning or development applications or agreements which Borrower may submit to Polk County or any other governmental authority; join in any plat, site plan, declaration of covenants, restrictions and easements or declaration of condominium; provided that (i) the Loan Documents are in good standing and not in default; (ii) the joinder, dedication, grant of easement or declaration is consistent with the plan of development; and (iii) the consideration or benefit realized, if any, from the dedication, grant of easement or declaration becomes subject to the lien of the Mortgage and other Loan Documents. Joinder of the Lender in any dedication, plat, declaration, easement, application or agreement shall not be deemed or construed as rendering Lender liable for constructing any improvements described therein. Lender shall not be required to incur any liability or expenses in connection with said dedication, easement, application, agreement, plat or declaration.

     16.9 LOAN AGREEMENT CONTROLS.

     To the extent of any conflict or inconsistency between the Loan Commitment and this Agreement, the provisions of this Agreement shall govern.

     16.10 EXECUTION IN COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     16.11 ENTIRE AGREEMENT.

     This Agreement, taken together with all of the other Loan Documents and all certificates and other documents delivered by Borrower to Lender, embody the entire agreement and supersede all prior agreements, written or oral, relating to the subject matter hereof.

     16.12 WAIVER OF DAMAGES.

     In no event shall Lender be liable to Borrower for punitive, exemplary or consequential damages, including, without limitation, lost profits, whatever the nature of a breach by Lender of its obligations under this Agreement or any of the Loan Documents, and Borrower for itself and its Guarantors waive all claims for punitive, exemplary or consequential damages.

     16.13 CLAIMS AGAINST LENDER.

     Lender shall not be in default under this Agreement, or under any other Loan Documents, unless a written notice specifically setting forth the claim of Borrower shall have been given to Lender within three (3) months after Borrower first had knowledge of the occurrence of the event which Borrower alleges gave rise to such claim and Lender does not remedy or cure the default, if any there be, promptly thereafter. Borrower waives any claim, set-off or defense against Lender arising by reason of any alleged default by Lender as to which Borrower does not give such notice timely as aforesaid. Borrower acknowledges that such waiver is or may be essential to Lender's ability to enforce its remedies without delay and that such waiver therefore constitutes a substantial part of the bargain between Lender and Borrower with regard to the Loan. No Guarantor or Tenant is intended to have any rights as a third-party beneficiary of the provisions of this Section 16.11.
                   -------------

     16.14 JURISDICTION.

     TO THE GREATEST EXTENT PERMITTED BY LAW, BORROWER HEREBY WAIVES ANY AND ALL RIGHTS TO REQUIRE MARSHALLING OF ASSETS BY LENDER. WITH RESPECT TO ANY SUIT,
ACTION  OR  PROCEEDINGS  RELATING  TO  THIS  AGREEMENT  (EACH,  A "PROCEEDING"),
                                                                   ----------
BORROWER IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS HAVING JURISDICTION IN THE COUNTY OF ORANGE AND STATE OF FLORIDA, AND (B) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDING BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT ANY PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDING, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. NOTHING IN THIS AGREEMENT SHALL PRECLUDE LENDER FROM BRINGING A PROCEEDING IN ANY OTHER JURISDICTION NOR WILL THE BRINGING OF A PROCEEDING IN ANY ONE OR MORE JURISDICTIONS PRECLUDE THE BRINGING OF A PROCEEDING IN ANY OTHER JURISDICTION. BORROWER FURTHER AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY PROCEEDING IN ANY FLORIDA STATE OR UNITED STATES COURT SITTING IN THE COUNTY OF ORANGE MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER AT THE ADDRESS INDICATED BELOW, AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT; EXCEPT THAT
                                                                     ------
IF BORROWER SHALL REFUSE TO ACCEPT DELIVERY, SERVICE SHALL BE DEEMED COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

     16.15 SET-OFFS.

     After the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably authorizes and directs Lender from time to time to charge Borrower's accounts and deposits with Lender (or its Affiliates), and to pay over to Lender an amount equal to any amounts from time to time due and payable to Lender hereunder, under the Note or under any other Loan Document. Borrower hereby grants to Lender a security interest in and to all such accounts and deposits maintained by the Borrower with Lender (or its Affiliates).

                                   ARTICLE 17

                                     NOTICES

     Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three Business Days after mailing (c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service or (d) if by telecopier on the day of transmission so long as copy is sent on the same day by overnight courier as set forth below:

              BORROWER:          TIERRA DEL SOL Resort (Phase 2), Ltd.
                                 TDS TOWN HOMES (PHASE 2), LLC
                                 COSTA BLANCA II REAL ESTATE, LLC
                                 COSTA BLANCA III REAL ESTATE, LLC
                                 TDS CLUBHOUSE, INC.
                                 2462 Sand Lake Road
                                 Orlando, Florida 32809
                                 Attention: Malcolm Wright
                                 Telephone: (407) 421-6660
                                 Facsimile: (407) 857-3598

              with a copy to:    Shutts & Bowen LLP
                                 1500 Miami Center
                                 201 South Biscayne Boulevard
                                 Miami, FL 33131
                                 Attention: C. Richard Morgan
                                 Telephone: (305) 379-9171
                                 Facsimile: (305) 347-7771

              LENDER:            KeyBank National Association
                                 200 East Robinson Street, Ste 555
                                 Orlando, Florida 32801
                                 Attention: Commercial Real Estate Department,
                                 Telephone: (407) 241-3744
                                 Facsimile: (407) 244-3749

              with a copy to:    Foley & Lardner LLP
                                 111 North Orange Avenue, Ste 1800
                                 Orlando, Florida 32801
                                 Attention:  Terence J. Delahunty, Jr., Esq.
                                 Telephone: (407) 244-3252
                                 Facsimile: (407) 648-1743

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

                                   ARTICLE 18

                              WAIVER OF JURY TRIAL

     BORROWER AND LENDER EACH WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                            [SIGNATURE PAGE FOLLOWS]

EXECUTED  as  of  the  date  first  set  forth  above.

                              BORROWER:


                              TIERRA DEL SOL RESORT (PHASE 2), LTD., a Florida limited partnership

                              By:  TDS  MANAGEMENT, LLC,a Florida
                              limited liability company, its general partner

                                    By:/s/Malcolm J. Wright
                                       ----------------------------------
                                       Malcolm  J.  Wright,  its  Manager


                              TDS TOWN HOMES (PHASE 2), LLC,
                              a Florida limited liability company

                              By:  TIERRA DEL SOL RESORT (PHASE 2),
                              LTD., a Florida limited partnership, its manager

                              By:  TDS MANAGEMENT LLC, a Florida
                              limited liability company, its general partner

                                    By:/s/Malcolm J. Wright
                                       ------------------------------
                                       Malcolm J. Wright, its Manager


                              COSTA BLANCA II REAL ESTATE, LLC, a Florida limited liability company

                              By:  TIERRA DEL SOL RESORT (PHASE 2), LTD.,
                              a Florida limited partnership, its manager

                              By:  TDS MANAGEMENT LLC, a Florida
                              limited liability company, its general partner

                                    By:/s/Malcolm J. Wright
                                       ------------------------------
                                       Malcolm J. Wright, its Manager

                              COSTA BLANCA III REAL ESTATE, LLC,
                              a Florida limited liability company

                              By:  TIERRA DEL SOL RESORT (PHASE 2),
                              LTD., a Florida limited partnership, its manager

                              By:  TDS MANAGEMENT LLC, a Florida
                              limited liability company, its general partner

                                    By:/s/Malcolm J. Wright
                                       ------------------------------
                                       Malcolm J. Wright, its Manager


                              TDS CLUBHOUSE, INC., a Florida corporation

                                    By:/s/Malcolm J. Wright
                                       ------------------------------
                                       Malcolm J. Wright, President

                              LENDER:

                              KEY BANK NATIONAL ASSOCIATION,
                              a national banking association


                              By:/s/Robert F. Carmichael
                                 -------------------------------------------
                                 Robert F. Carmichael, Senior Vice President

                              JOINDER OF GUARANTORS

The undersigned as Guarantors hereby joins in and consents to the foregoing Loan Agreement.

                              GUARANTORS:

                              /s/ Malcolm J. Wright
                              -------------------
                              MALCOLM  J.  WRIGHT

                              AMERICAN  LEISURE  HOLDINGS  INC.,
                              a  Nevada  corporation


                              By: /s/ Malcolm J. Wright
                                 ----------------------------
                                 MALCOLM J. WRIGHT, President